Liquid Green Account

Offered through

Huntington Asset Services, Inc.

2960 N. Meridian St., Suite 300

Indianapolis, IN 46208

Liquid Green Account utilizes Investment A Shares (“Shares”) of the Huntington Money Market Fund (“Fund”).

Huntington Money Market Fund (Ticker: HFIXX)

Prospectus

May 1, 2012

THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Not a Deposit – Not FDIC Insured – May Lose Value – No Bank Guarantee – Not Insured by Any Government Agency

Investment Objective

The Huntington Money Market Fund’s (the “Fund”) investment objective is to seek to maximize current income while preserving capital and maintaining liquidity by investing in a portfolio of high-quality money market instruments.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

Management Fees	0.30%
Distribution (12b-1) Fees	0.25%
Other Expenses (including Shareholder Services Fee)	0.54%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.11%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$113
3 Years	$353
5 Years	$612
10 Years	$1,352

Principal Investment Strategies

The Advisor strives to maintain a $1.00 net asset value (“NAV”) per share for the Fund by investing in commercial paper and U.S. government agency notes, and other short-term money market instruments, which may include municipal securities that are either rated in the highest rating category by a nationally rated statistical rating organization or unrated and deemed to be of comparable quality by the Advisor. In managing the portfolio, the Advisor determines an appropriate dollar-weighted average maturity range for the Fund (currently between 25 and 60 days) and endeavors to diversify the portfolio across market sectors. (Like all money market funds, the Fund’s dollar-weighted average maturity range may extend up to 90 days when the Advisor deems it necessary.)

The Fund intends to invest in the securities of U.S. government-sponsored entities (“GSEs”). Some GSE securities are backed by the full faith and credit of the U.S. government and some GSE securities are not.

Principal Investment Risks

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s NAV and returns include:

•

Counterparty Risk. The value of the Fund’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

•

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

•

Interest Rate Risk. The value of the Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates decline.

•

Recoupment Risk. The Advisor has entered into a contractual agreement with the Fund whereby the Advisor has agreed to waive all or a portion of its investment advisory fee and/or to reimburse certain operating expenses of the Fund to the extent necessary to ensure that the Fund maintains a positive yield of at least 0.01%. The Advisor shall be entitled to recoup from the Fund any waived and/or reimbursed amounts pursuant to the agreement for a period of up to three (3) years from the date of the waiver and/or reimbursement. This recoupment could negatively affect the Fund’s future yield. The Advisor may terminate the agreement at any time upon thirty (30) days’ prior written notice to the Fund.

Performance: Bar Chart and Table

Risk/Return Bar Chart

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods and includes comparative performance information. The Fund’s performance will fluctuate and past performance is not necessarily an indication of future results. Updated performance information is available at www.huntingtonfunds.com or by calling 1-800-253-0412.

Performance Bar Chart and Table

Best Quarter:	Q3	2006	1.06%
Worst Quarter:	Q4	2011	0.00%

Average Annual Total Return Table

This table shows the average annual total returns of the Fund’s Shares before taxes for the period ended December 31, 2011.

1 Year	5 Years	10 Years
0.01%	1.09%	1.28%

As of December 31, 2011, the Fund’s 7-day yield was 0.01%. For current 7-day yield information, call 1-800-408-4682.

Investment Advisor

The Fund’s investment advisor is Huntington Asset Advisors, Inc.

Purchasing and Redeeming Shares

The minimum initial purchase for the Fund’s Shares is $1,000 for initial investments outside the Systematic Investment Program (“SIP”) ($100 for Current Employees), $500 for initial investments through an IRA Account, and $50 for initial investments through the SIP ($25 for Current Employees). The minimum subsequent investment is $50.

You may purchase or redeem Shares of the Fund on any business day when the Federal Reserve Bank and the New York Stock Exchange (“NYSE”) are open. Shares may be purchased by calling your Investment Professional or Huntington Asset Services, Inc. at 1-800-408-4682; by wire or by check. Redeem Shares by calling your Investment Professional or Huntington Asset Services, Inc. at the number above or by mail.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an Individual Retirement Account (IRA). Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received.

Payments to Broker-Dealers and Other

Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

This section of the Prospectus provides a more complete description of the principal strategies and risks of the Fund.

Please note:

Additional descriptions of the Fund’s strategies and investments, as well as other strategies and investments not described below, may be found in the Fund’s SAI.

•

The Fund’s investment objective is fundamental and may be changed only by a vote of a majority of the Fund’s outstanding shares. There is no guarantee that the Fund will achieve its investment objective.

•	Except as noted otherwise, the Fund’s investment strategies are not fundamental and thus can be changed without a shareholder vote.

Investment Objective: The Fund’s investment objective is to seek to maximize current income while preserving capital and maintaining liquidity by investing in a portfolio of high quality money market instruments.

Principal Investment Strategies:

The Advisor strives to maintain a $1.00 NAV per share by investing in commercial paper and U.S. government agency notes, and other short-term money market instruments, which may include municipal securities, that are either rated in the highest rating category by a nationally recognized statistical rating organization or unrated and deemed to be of comparable quality by the Advisor. In managing the portfolio, the Advisor determines an appropriate dollar weighted average maturity range for the Fund (currently between 25 and 60 days) and endeavors to diversify the portfolio across market sectors. Like all money market funds, the Fund’s dollar-weighted average maturity range may extend up to 90 days when the Advisor deems it necessary.

The Advisor employs a top-down analysis of economic and market factors to select Fund investments. In addition, the Advisor analyzes cash flows, maturities, settlements, tax payments, yields and credit quality and monitors new issue calendars for potential purchases.

The Fund intends to invest in the securities of U.S. government-sponsored entities (“GSEs”). Some GSE securities are backed by the full faith and credit of the U.S. government and some GSE securities are not. GSE securities not backed by the full faith and credit of the U.S. government include those issued by the Federal Home Loan Mortgage Corporation (“FHLMC”), the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. As of September 2008, the FNMA and FHLMC were placed into conservatorship and are currently operated by the Federal Housing Finance Agency.

GSE securities that are supported by the full faith and credit of the U.S. government include those issued by the Government National Mortgage Association. Finally, the Fund may invest in GSE securities that are not backed by the full faith and credit of the U.S. government and have no explicit financial support. Such securities include those issued by the Farm Credit System and the Financing Corporation.

As a general matter, the Fund complies with SEC money market rules that impose strict requirements on the investment quality, maturity and diversification of the Fund’s holdings.

Principal Risks. Loss of money is a risk of investing in the Fund. The principal risks of investing in the Fund are:

Counterparty Risk. The value of the Fund’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Credit Risk. Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Many fixed income securities receive credit ratings from services such as S&P and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Advisor’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Interest Rate Risk. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

In addition, your investment in the Fund may be subject to the following risks:

Government Intervention and Extreme Volatility Risk. Events in the financial sector may result in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition to such volatility in financial markets, reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These potential risks may have an adverse effect on the Fund.

Call Risk. Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price. If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Liquidity Risk. Liquidity risk refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, a Fund will be required to continue to hold the security or keep the position open and could incur losses.

Market Risk. The risk that a security’s market value may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

Prepayment Risk. Many types of fixed-income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread may cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Another important thing for you to note:

An investment in the Fund is not a deposit or an obligation of The Huntington National Bank (“Bank”), its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ADVISOR

The Board of Trustees (“Trustees”) of The Huntington Funds (“Trust”) is responsible for generally overseeing the conduct of the Fund’s business. The Advisor’s address is Huntington Center, 41 South High Street, Columbus, Ohio 43215, and has served as the Fund’s investment advisor since the Fund’s inception. The Advisor is a separate, wholly-owned subsidiary of the Bank. As of December 31, 2011, the Advisor had assets under management of $3.4 billion.

Subject to the supervision of the Trustees of the Fund, the Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Fund. Through its portfolio management team, the Advisor makes the day-to-day investment decisions and continuously reviews and administers the investment programs of the Fund.

The Bank is a direct, wholly-owned subsidiary of Huntington Bancshares, Incorporated (“HBI”), a Maryland corporation with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43215. As of December 31, 2011, the Bank had assets of over $54 billion.

FEES PAID TO ADVISOR AND AFFILIATES

The Advisor and its affiliates provide the Fund with advisory, administration, transfer agency, accounting, distribution and custodian services.

A discussion of the Trustees’ review of the investment advisory agreements with the Trust is available in the Fund’s Annual Report for the period ended December 31, 2011.

The Fund pays the Advisor management fees as a percentage of average daily net assets (ADNA) for its services as investment advisor as follows:

Tiered	Annual Rate
Up to $500 million	0.30%
On the next $500 million	0.25%
On excess of $1 billion	0.20%

Administration

The Bank provides administration services at the following annual rate of the ADNA of the Fund on a tiered basis:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Fund
0.1822%	on the first $4 billion
0.1650%	on the next $2 billion
0.1575%	on the next $2 billion
0.1450%	on assets in excess of $8 billion

There is no minimum annual fee per Fund or class of Shares.

The Advisor and its affiliates may pay out of their own reasonable resources and profits, fees or other expenses for shareholder and/or recordkeeping services and/or marketing support.

Huntington Asset Services, Inc. (“HASI”) (formerly Unified Fund Services, Inc.), a wholly-owned subsidiary of HBI, serves as the Fund’s sub-administrator, assisting with the provision of administrative services necessary to operate the Fund. Out of the fees paid to it by the Fund, the Bank pays HASI fees for its sub-administrative services.

Financial Administration and Portfolio Accounting Services

The Bank has sub-contracted certain fund accounting services to HASI. Out of the fees paid to it by the Fund, the Bank pays HASI for these services based on the ADNA of the Fund, subject to minimum fees in certain circumstances.

Custody Services

The Bank currently serves as custodian of the Fund. For its custody services, the Bank receives an annual maximum fee of 0.026% calculated on the domestic assets in the Fund as of the last day of each month, plus out of pocket expenses.

Transfer Agency Services

HASI is the transfer and dividend disbursing agent for the Fund.

For its services, HASI is entitled to receive a yearly fixed amount per shareholder account, subject to yearly minimum fees per portfolio and/or share class. HASI is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Shareholder Service Fee

The Fund may pay a Shareholder Service fee up to 0.25% of its ADNA, which may be paid to financial intermediaries for providing shareholder assistance, maintaining shareholder accounts and communicating or facilitating purchases and redemption of shares. Intermediaries that receive Shareholder Service fees may include a company affiliated with the management of the Distributor, as defined herein, and/or Advisor.

PURCHASES AND REDEMPTIONS

Pricing of Shares

The price at which the Fund will offer or redeem its Shares is the NAV determined after the order is considered received. The Fund attempts to stabilize its NAV per Share at $1.00 by valuing its portfolio securities using the amortized cost method. These valuation methods are more fully described in the Fund’s SAI.

The Fund calculates its NAV per Share at 1:00 p.m. Eastern Time.

In addition, the Fund reserves the right to allow the purchase and redemption of Shares on any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase and redemption orders must be received on that day, to the time of such closing.

The Fund is open for business on any day the NYSE is open.

Purchasing Shares

You may purchase Shares of the Fund on any business day when the Federal Reserve Bank and the NYSE are open, and as discussed under “Pricing of Shares,” above. In connection with the sale of the Fund’s Shares, the Fund’s Distributor, as defined herein, or its affiliates, may from time to time offer certain items of nominal value to any shareholder.

How to Buy Shares

1.	Minimum investment requirements:

•	$1,000 for initial investments outside the Systematic Investment Program (“SIP”) ($100 for Current Employees)

•	$500 for initial investments through an IRA Account

•	$50 for initial investments through the SIP ($25 for Current Employees)

•	$50 for subsequent investments (including IRA Accounts)

These minimum investment requirements may be waived under certain circumstances for certain investors, including, but not limited to, investments in connection with cash sweep arrangements and for IRA Accounts.

2.	Call

•	Huntington Asset Services, Inc. at (800) 408-4682

•	Your Investment Professional

3.	Make Payment

•	By check payable to “Liquid Green Account” and send directly to:

Liquid Green Account

c/o Huntington Asset Services, Inc.

2960 N. Meridian St.

Suite 300

Indianapolis, IN 46208

Note: Checks must be made payable to Liquid Green Account. Third party checks will not be accepted.

(The Fund will treat your order as having been received once the Fund receives your check).

OR

•	By Federal funds wire to:

Huntington National Bank, N.A.

ABA #044000024

Liquid Green Account

Account #01892240239

Shareholder Name

Shareholder Account Number

(The Fund will treat your order as having been received immediately upon receipt by its transfer agent).

OR

•	By check or Federal funds wire

•	Through the SIP

(Once you become a participant in the SIP, your investments will be made automatically at your requested intervals.)

Other methods of acceptable payment are discussed in the SAI.

Call HASI at (800) 408-4682 if you have any questions about purchasing Shares.

Systematic Investment Program (SIP)

You may invest on a regular basis in Fund Shares through the SIP. To participate, you must open an account with the Fund by calling HASI at (800) 408-4682, request and complete an application, and invest at least $50 at periodic intervals. This Program may not be available to accounts established through certain financial institutions, and minimum investment requirements may differ.

Please contact HASI for more details.

Once you have signed up for SIP, the Fund will automatically withdraw money from your bank account and invest it in Shares of the Fund. Your participation in SIP may be canceled if you do not maintain sufficient funds in your bank account to pay for your investment.

Other Information

With regard to investments in the Fund, you will begin earning dividends on the day your order is received if HASI receives payment in federal funds before 1:00 p.m. (Eastern Time). Investments in the Fund made by check, automated clearing house (“ACH”) or SIP are considered received when the payment is converted to federal funds (normally the next business day). Orders placed through an intermediary must be received and transmitted to the Fund before the applicable cut-off time in order for Shares to be purchased that day. It is the intermediary’s responsibility to transmit orders promptly; however, you should allow sufficient time for orderly processing and transmission.

The Fund reserves the right to suspend the sale of Fund Shares temporarily and the right to refuse any order to purchase Fund Shares.

If the Fund receives insufficient payment for a purchase, or the Fund does not receive payment within three (3) business days, or your check doesn’t clear, the Fund will cancel the purchase and may charge you a fee. In addition, you will be liable for any losses or fees incurred by the Fund or it transfer agent.

Redeeming Shares

You may redeem Fund Shares on any business day when the Federal Reserve Bank and the NYSE are open, and as discussed under “Pricing of Shares,” above.

How to Redeem Shares

1.	Call (To redeem Shares by phone, you must have completed the appropriate section on your account application).

•	Huntington Asset Services, Inc. at (800) 408-4682

•	Your Investment Professional

OR

Write

Liquid Green Account

c/o Huntington Asset Services, Inc.

2960 N. Meridian St.

Suite 300

Indianapolis, IN 46208

OR

Write a Check

In an amount of at least $250 from your Fund account (You may not use a check to close an account).

You may write checks payable to any payee in any amount of $250 or more. You may present up to three checks per month for payment free of charge. Additional checks will result in a charge of $0.30 per check. Daily dividends will continue to accrue on the Shares redeemed by check until the day the check is presented for payment.

2.	Provide the required information

•	The name of the Fund (Liquid Green Account)

•	Specify the Share class (Class A)

•	Your account number

•	The name and address on your account

•	Your bank’s wire transfer information (for wire transfers)

•	The dollar amount or number of Shares you wish to redeem

•	Your signature (for written requests)

If you request a redemption of over $50,000, request any redemption to be sent to an address other than the address on record with the Fund or Transfer Agent, or request any redemption to be paid to a person or persons other than the shareholder(s) of record, you will need a New Technology Medallion Signature Guarantee in order to redeem.

In order to redeem Shares on a particular day, the Fund must receive your request before 1:00 p.m. (Eastern Time). Proceeds from the redemption of Shares purchased by check, ACH, or SIP will be delayed until the purchase has cleared, which may take up to ten business days.

For Fund shareholders who request redemptions prior to 1:00 p.m. (Eastern Time), usually the proceeds will be wired on the same day or a check will be mailed on the following business day if the request is received by HASI by 1:00 p.m. (Eastern Time). Shareholders will not receive that day’s dividend. For Fund shareholders who request redemptions after the cut-off time mentioned above, usually proceeds will be wired or a check will be mailed the following business day after NAV is next determined. However, shareholders will receive the previous day’s dividend. Redemption requests made through financial institutions must be promptly submitted to the Fund in order to be processed by the Fund’s deadlines. Proceeds are wired to an account previously designated in writing by the shareholder at any domestic commercial bank which is a member of the Federal Reserve System. Proceeds to be paid by check are sent to the shareholder’s address of record. Your financial institution may offer additional arrangements for payments. Please contact it for more details.

Systematic Withdrawal Program

You may choose to receive periodic payments from redemptions of Fund Shares through the Systematic Withdrawal Program. Once you have signed up for the Program by calling HASI or the Fund, the Fund will automatically redeem Shares from your account and electronically send the proceeds to the bank account you specify. This Program may not be available to accounts established through certain financial institutions, and minimum requirements may differ. Please contact HASI for more details.

Redeeming Accounts with Balances Under $1,000

Due to the high cost of maintaining accounts with low balances, if your account balance falls below $1,000 ($500 in the case of IRA Accounts), HASI or the Fund may choose to redeem those Shares and close that account without your consent. The Fund will not close any account which is held through a retirement plan or any account whose value falls below $1,000 as a result of changes in the Fund’s NAV. If HASI or the Fund plans to close your account, it will notify you and provide you with 30 days to add to your account balance. HASI may establish different requirements, such as for cash sweep arrangements. Please contact HASI for more details.

Other Information

To the extent permitted by federal securities laws, the Trust reserves the right to suspend the redemption of Fund Shares temporarily under extraordinary market conditions such as market closures or suspension of trading by the SEC. The Fund also reserves the right to postpone payment for more than seven days where payment for Shares to be redeemed has not yet cleared.

The Fund may terminate or modify the methods of redemption at any time. In such case, you will be promptly notified.

Telephone Transactions

You may redeem Shares by simply calling HASI at (800) 408-4682.

If you call before 1:00 p.m. (Eastern Time) your redemption will be wired to you the same day, or may be made available by check or ACH. You will not receive that day’s dividend.

If you call after 1:00 p.m. (Eastern Time), your redemption proceeds will be wired to you, or made available by check or ACH, the following business day. You will receive that day’s dividend.

HASI may record your telephone instructions. If it does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Checkwriting

You may request checks from HASI to redeem your Fund Shares. Your account will continue to receive the daily dividend declared on the Shares being redeemed until the check is presented for payment.

Frequent Trading Policies

Given the short-term nature of the Fund’s investments and its use of the amortized cost method for calculating the NAV of Fund Shares, the Fund does not anticipate that, in the normal case, frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders. For this reason and because the Fund is intended to be used as liquid short-term investments, the Fund’s policies or procedures to discourage frequent or short- term trading does not apply to the Fund’s Shares. However, the Fund may limit or terminate the availability of purchases or exchanges to a shareholder and may bar the shareholder from purchasing or exchanging shares of the Fund and other Huntington non-money market funds if the Fund’s management or Advisor determines from the amount, frequency or pattern of purchases and redemptions or exchanges that the shareholder is engaged in excessive trading that is or could be detrimental to the Huntington non-money market funds and their shareholders.

Portfolio Holdings Information

Portfolio holdings information for the Money Market Funds is filed with the SEC monthly on Form N-MFP, with portfolio holdings information becoming publicly available on the SEC’s website at www.sec.gov sixty days after the end of the month to which the specific monthly report relates.

In addition, the Fund’s Annual and Semi-Annual reports contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. You may obtain copies at www.huntingtonfunds.com or by calling 1-800-253-0412. The Fund also prepares a report on Form N-Q of its portfolio holdings as of the end of the Fund’s first and third fiscal quarters. Each of these fiscal quarter reports contains complete listings of the Fund’s portfolio holdings and is filed with the SEC within 60 days of the end of the reporting period at the SEC’s website at www.sec.gov, or you may obtain a copy by calling The Huntington Funds at 1-800-253-0412. These reports on Form N-Q and the Fund’s Annual and Semi-Annual reports are also posted on the Fund’s website at www.huntingtonfunds.com.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund declares dividends on investment income daily and pays them monthly. Any distributions of net capital gains would be made annually. See “Purchasing Shares – Other Information” above for when you are entitled to start receiving dividends, and “Redeeming Shares – How to Redeem Shares” for when you will no longer be entitled to receive dividends. All dividends and distributions payable to a holder of Fund Shares will be automatically reinvested in additional Fund Shares, unless the shareholder elects to receive cash payments.

Taxes

The Fund intends to distribute substantially all of its net investment income (including any net realized capital gains) to its shareholders at least annually. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares. If there are any distributions representing long-term capital gains, they will be taxable to shareholders as long-term capital gains no matter how long a shareholder has held the Shares.

Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

DISTRIBUTION ARRANGEMENTS

Unified Financial Securities, Inc. (“Distributor”), a wholly-owned subsidiary of HBI, is the Fund’s Distributor.

From time to time, the Distributor may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Fund.

The Fund has adopted a Distribution Plan under Rule 12b-1 that allows it to pay fees to financial intermediaries (which may be paid through the Distributor) for the sale and distribution of its shares. These fees may be paid to the Distributor, the Advisor and their affiliates. The maximum 12b-1 fee is 0.25% of the Fund’s Class A Shares average daily net assets. The Fund may waive or reduce the maximum amount of Rule 12b-1 fees it pays from time to time in its sole discretion. In addition, a financial intermediary (including the Distributor, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

Additional Payments to Financial Intermediaries

The Distributor, the Advisor and their affiliates may pay out of their own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or its employees or associated persons to recommend or sell Shares of the Fund to you. These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or shareholder service fees arrangement. You can ask your financial intermediary for information about any payments it receives from the Distributor, the Advisor, their affiliates, or the Fund and any services the financial intermediary provides. The SAI contains additional information on the types of additional payments that may be paid.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income		Net realized and unrealized gain (loss) on investments		Total from investment operations		Distributions from net investment income		Distributions from net realized gain on investment transactions	Total distributions
HUNTINGTON MONEY MARKET FUND
Class A Shares
2007	$1.00	0.04		—	(1)	0.04		(0.04)		—	(0.04)
2008	$1.00	0.01		—	(1)	0.01		(0.01)		—	(0.01)
2009	$1.00	—	(1)	—	(1)	—	(1)	—	(1)	—	—	(1)
2010	$1.00	—	(1)	—	(1)	—	(1)	—	(1)	—	—	(1)
2011	$1.00	—	(1)	—	(1)	—	(1)	—	(1)	—	—	(1)

Net Asset Value, end of period	Total return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, at end of period (000 omitted)
$1.00	4.11%	1.04%	4.02%	1.04%	$528,326
$1.00	1.34%	1.04%	1.48%	1.04%	$299,329
$1.00	0.01%	0.42%	0.01%	1.12%	$135,260
$1.00	0.01%	0.32%	0.01%	1.13%	$134,974
$1.00	0.01%	0.24%	0.01%	1.09%	$97,936

(1)	Amount is less than $0.005.
(2)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

An SAI dated April 30, 2012, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your investment professional or the Fund at 1-800-408-4682.

These documents and additional information about the Fund (including performance and distributions) are available on The Huntington Funds’ website at www.huntingtonfunds.com.

To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make other inquiries:

Call 1-800-408-4682

Write

Liquid Green Account

c/o Huntington Asset Services, Inc.

2960 N. Meridian St.

Suite 300

Indianapolis, IN 46208

Log on to the Internet

Contact the SEC

Call 1-202 551-8090 about visiting the SEC’s Public Reference Room in Washington DC to review and copy information about the Fund (including the SAI). Alternatively, you may send your request to the SEC by e-mail at publicinfo@sec.gov or by mail with a duplicating fee, to the SEC’s Public Reference Section, Washington, DC 20549-1520.

Unified Financial Securities, Inc. is the Distributor and is a wholly-owned subsidiary of Huntington Bancshares, Incorporated.

The Fund’s Investment Company Act file number is 811-5010.

Cusip 446327108